SUPPLEMENT TO PROSPECTUS The date of this supplement is November 28, 2014.

MFS® Municipal Limited Maturity Fund

Effective December 29, 2014, the sub-section “Class A Shares” in the sub-section entitled “Sales Charges and Waivers or Reductions” beneath the main heading “Description of Share classes” is restated in its entirety as follows:

Class A Shares.  You may purchase Class A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
AMOUNT OF PURCHASE	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	2.50%	2.56%
$50,000 but less than $100,000	2.25%	2.30%
$100,000 but less than $250,000	2.00%	2.04%
$250,000 but less than $500,000	1.50%	1.52%
$500,000 but less than $1,000,000	1.25%	1.27%
$1,000,000 or more	None	None

*                 Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for Class A shares purchased without an initial sales charge, for purchasers other than eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)), a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

1010566	MTL-MULTI-SUP-112814